Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO § 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the annual report on Form 10-K of Volt Information Sciences, Inc., a New York corporation (the “Company”), for the year ended November 1, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Linda Perneau, President and Chief Executive Officer of the Company, and Herbert M. Mueller, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods indicated.
Date: January 13, 2021

/s/ Linda Perneau
Linda Perneau
President and Chief Executive Officer
(Principal Executive Officer)

/s/ Herbert M. Mueller
Herbert M. Mueller
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)